UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 29, 2019 (March 26, 2019)

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Twin River Worldwide Holdings, Inc.

(Exact name of registrant as specified in its charter)

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Delaware (State or other jurisdiction of incorporation)	001-38850 (Commission File Number)	20-0904604 (I.R.S. Employer Identification Number)
100 Twin River Road Lincoln, Rhode Island 02865 (Address and zip code of principal executive offices)

(401) 475-8474

(Registrant’s telephone number, including area code)

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Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01. Entry into a Material Definitive Agreement.

On March 26, 2019, Twin River Worldwide Holdings, Inc. (“Twin River”) and its bank lenders entered into an incremental amendment (the “Amendment”) to increase the revolving credit commitments under Twin River’s credit facility to $150 million. The Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On March 28, 2019, Twin River acquired Dover Downs Gaming & Entertainment, Inc. (“Dover Downs”). In the transaction, each share of Dover Downs common stock and class A common stock was converted into the right to receive 0.089872 shares of Twin River common stock with cash in lieu of fractional shares. Dover Downs common stock, which previously traded under the ticker symbol “DDE” on the New York Stock Exchange (the “NYSE”), ceased trading on, and was delisted from, the NYSE on March 28, 2019. On March 29, 2019, Twin River’s common stock was listed on the NYSE and began trading under the ticker symbol “TRWH.”

In connection with the transaction, Twin River filed a registration statement on Form S-4 (Commission File No. 333-228973), which includes additional information about the transaction.

Item 2.03. Creation of Direct Financial Obligation Under Off-Balance Sheet Arrangement.

See “Item 1.01. Entry into a Material Definitive Agreement” above.

Item 8.01. Other Events.

On March 29, 2019, Twin River published a press release announcing the closing of the transaction, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

(a) Financial statements of business acquired.

To be filed by amendment by June 13, 2019.

(b) Pro forma financial information.

To be filed by amendment by June 13, 2019.

(d) Exhibits.

The following exhibits are filed herewith:

Exhibit No.	Description
2.1	Transaction Agreement, dated as of July 22, 2018, as amended (incorporated by reference to Exhibit 2.1 to Twin River’s Registration Statement on Form S-4 (File No. 333-228973) filed on December 21, 2018).*
10.1	Incremental Amendment to Credit Agreement, dated March 26, 2019, among Twin River and the lenders party thereto.
99.1	Press Release, dated March 29, 2019.

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* Schedules to Exhibit 2.1 are omitted pursuant to Item 601(b)(2) of Regulation S-K. Twin River will furnish a supplemental copy of any omitted schedule (or similar attachment) to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Twin River has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.

By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: March 29, 2019